SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 1998
                                 ---------------
                        (Date of earliest event reported)

                       New England Community Bancorp, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        0-14550                                           06-1116165
        -------                                           ----------
(Commission File Number)                      (IRS Employer Identification No.)

        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets.

         Pursuant to the terms of the Plan and Agreement of Merger (the "Agreement"), dated March 19, 1998, by and among New England Community Bancorp, Inc. ("NECB"), New England Bank & Trust Company, a wholly-owned subsidiary of NECB ("NEBT") and Bank of South Windsor ("BSW"), on Friday, August 14, 1998 (the "Effective Time"), NECB acquired all of the issued and outstanding common stock, $5.00 par value, of BSW ("BSW Common Stock"). BSW, a Connecticut charter bank and trust company, operates three branches in Connecticut and as of June 30, 1998 had total assets of $154,207,000.

         At the Effective Time, each share of BSW Common Stock outstanding immediately prior to the Effective Time (excluding shares held by NECB) was converted into the right to receive 1.3539 shares of common stock, $0.10 par value, of NECB ("NECB Common Stock"). Each share of BSW Common Stock which was beneficially owned by NECB prior to the Effective Time has been cancelled and retired.

         The amount of consideration paid was $27,533,000 based upon approximately 986,000 shares of BSW Common Stock outstanding and the closing price of $20.625 for NECB Common Stock. The press release dated August 14, 1998 and attached hereto describes the effect of the transaction more fully.

         Stock options pursuant to the BSW 1990 Non-qualified Stock Option Plan which, as of the Effective Time, were outstanding and unexercised shall cease to represent a right to acquire shares of BSW Common Stock and shall be converted automatically into an option to purchase shares of NECB Common Stock, as provided in the Agreement.

         At the Effective Time, BSW was merged with and into NEBT.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The filing of financial statements required by this item will be made on or before October 27, 1998.

         (b) It is impracticable to provide in this filing the pro forma financial information required by this item. Such information will be provided on or before October 27, 1998.

         (c) Exhibits

             Exhibit No.                 Description
             -----------                 -----------------------
                2                        Plan  and  Agreement  of  Merger  dated
                                         March 19, 1998 by and among New England
                                         Community  Bancorp,  Inc.,  New England
                                         Bank & Trust  Company and Bank of South
                                         Windsor  (Incorporated  by reference to
                                         appendix   A  to  NECB's   registration
                                         statement   on  Form   S-4   File   No.
                                         333-57899).

                99                       Press release dated August 14, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        New England Community Bancorp, Inc.
                                        -----------------------------------

Date:  August 25, 1998             By:  /s/ Anson C. Hall
                                        -----------------------------------
                                        Anson C. Hall
                                        Vice President and Treasurer
                                        (principal financial officer)


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                                  Exhibit Index

       Exhibit No.       Description                                     Page
       -----------       ---------------------------------               ----

           2 Plan and Agreement of Merger dated March 19, 1998 by and among New England Community Bancorp, Inc., New England Bank & Trust Company and Bank of South Windsor (Incorporated by reference to appendix A to NECB's registration statement on Form S-4 File No. 333-57899).

           99            Press release dated August 14, 1998               4